UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange

Act of 1934

Date of Report (Date of Earliest Event Reported):

September 19, 2013

MEASUREMENT SPECIALTIES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-11906	22-2378738
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1000 Lucas Way, Hampton, VA 23666

(Address of principal executive offices) (Zip Code)

(757) 766-1500

Registrant's telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2013, the shareholders of Measurement Specialties, Inc. (the “Company”) at the Company’s Annual Meeting of Shareholders, elected Messrs. John D. Arnold and Frank D. Guidone, as directors of the Company, for which the proposals are described in detail in the Company’s Proxy Statement (the “Annual Meeting Proxy Statement”) for the Annual Meeting of Shareholders filed on July 29, 2013.

On September 19, 2013, the shareholders of the Company approved the adoption of the Measurement Specialties, Inc. 2013 Equity Incentive Plan (the “2013 Equity Plan”), which was previously approved by the Company’s Compensation Committee and Board of Directors. The 2013 Equity Plan makes 750,000 shares of common stock of the Company available for issuance to our employees, non-employee directors and other eligible participants under compensatory arrangements and incentives. A summary of the 2013 Equity Plan was included in the Annual Meeting Proxy Statement.  The summary of the 2013 Equity Plan in the Annual Meeting Proxy Statement is qualified in its entirety by reference to the full text of the 2013 Equity Plan, which is attached as Exhibit A to the Annual Meeting Proxy Statement and is incorporated herein by reference.

On September 19, 2013, the shareholders of the Company approved the adoption of the Measurement Specialties, Inc. Performance Incentive Plan (the “Performance Incentive Plan”), which was previously approved by the Company’s Compensation Committee and Board of Directors. The Performance Incentive Plan permits the grant of annual cash incentive awards for fiscal 2015 and future years which are payable only after the achievement of specified goals. The Performance Incentive Plan is designed to qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, or Section 162(m). Under Section 162(m), the Company can receive a federal income tax deduction for “performance-based” compensation in amounts exceeding $1 million during a single year. A summary of the Performance Incentive Plan was included in the Annual Meeting Proxy Statement.  The summary of the Performance Incentive Plan in the Annual Meeting Proxy Statement is qualified in its entirety by reference to the full text of the Performance Incentive Plan, which is attached as Exhibit B to the Annual Meeting Proxy Statement and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 19, 2013, the Company held its Annual Meeting of Shareholders at which the Company’s shareholders approved five proposals. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting.

Proposal 1

The following persons were elected to the Board of Directors for a term of three years:

	FOR	WITHHELD	BROKER NON-VOTES
John D. Arnold	12,963,065	380,987	1,410,063
Frank D. Guidone	12,985,216	358,836	1,410,063

Proposal 2

Shareholders ratified the appointment of Ernst & Young LLP as Measurement Specialties, Inc.'s independent registered public accounting firm for the fiscal year ending March 31, 2014, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
14,738,165	8,127	7,823	0

Proposal 3

Shareholders voted to advise on executive compensation, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
13,126,645	99,993	117,414	1,410,063

Proposal 4

Shareholders approved the Measurement Specialties, Inc. 2013 Equity Incentive Plan, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
11,897,397	1,329,849	116,806	1,410,063

Proposal 5

Shareholders approved the Measurement Specialties, Inc. Performance Incentive Plan, as set forth below:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
12,814,398	413,318	116,336	1,410,063

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Measurement Specialties, Inc.
(Registrant)
/s/ Mark Thomson
Mark Thomson
Chief Financial Officer

Date: September 23, 2013